FOR IMMEDIATE RELEASE

HALLMARK FINANCIAL SERVICES, INC.
ANNOUNCES SECOND QUARTER 2009 EARNINGS RESULTS

FORT WORTH, Texas, (August 13, 2009) - Hallmark Financial Services, Inc. (NASDAQ: HALL) (“Hallmark”) today reported second quarter 2009 net earnings of $4.3 million compared to $7.4 million reported for second quarter 2008.  Year to date, Hallmark reported net earnings of $11.1 million, compared to $14.7 million for the same period the prior year.  On a fully diluted basis, net earnings were $0.20 per share and $0.53 per share for the second quarter and the first six months of 2009, as compared to $0.35 per share and $0.70 per share for the similar periods of 2008.  Total revenues were $70.7 million and $141.7 million for the second quarter and first six months of 2009, as compared to $72.0 million and $143.5 million for the similar periods of 2008.

Mark J. Morrison, President and Chief Executive Officer, said, “Our premium production increased 8% this quarter compared to a year ago due to our ongoing geographic and product expansion in our Personal Segment and the expansion of our Specialty Commercial Segment with the acquisition of Heath XS late last year. However, our adherence to underwriting discipline during the prolonged soft market conditions has contributed to a decrease in premium production in our Standard Commercial Segment and the other lines of business in our Specialty Commercial Segment. Although we continue to see aggressive pricing on larger commercial accounts from national standard lines carriers and an increased appetite for risks that have historically been written in the E&S market, the greatest factor affecting our premium production is the impact of the economic slowdown on our insureds.”

Mr. Morrison continued, “Our primary focus continues to be on underwriting profitability, as opposed to premium growth or market share.  We are achieving this goal by remaining disciplined in soft market conditions, as evidenced by our 91.7% combined ratio for the quarter.”

Mark E. Schwarz, Executive Chairman of Hallmark, stated, “Year-to-date book value per share increased 17% to $10.08 as of June 30, 2009.  This follows our flat 2008 growth in book value per share – a result that occurred despite producing a 91.6% combined ratio, due in large part to recognized impairment losses on certain securities that have since recovered in value.  Strong investment performance and solid underwriting profits during the first six months of 2009 generated an annualized return on average equity of 11%, and cash flow from operations of $29 million.”

	Three Months Ended
	June 30,
	2009	2008	% Change
	($ in thousands)
Gross premiums written	$75,053	$63,115	19%
Net premiums written	71,793	61,109	17%
Net premiums earned	62,319	59,764	4%
Commission and fee income	2,627	6,669	-61%
Investment income, net of expenses	3,467	3,957	-12%
Gain on investments	867	232	274%
Total revenues	70,744	71,984	-2%
Net earnings (1)	4,275	7,410	-42%
Net earnings per share - basic	$0.20	$0.36	-44%
Net earnings per share - diluted	$0.20	$0.35	-43%
Annualized return on average equity	8.5%	15.7%	-46%
Book value per share	$10.08	$9.24	9%
Cash flow from operations	$19,931	$17,361	15%

	Six Months Ended
	June 30,
	2009	2008	% Change
	($ in thousands)
Gross premiums written	$146,532	$127,352	15%
Net premiums written	141,040	123,342	14%
Net premiums earned	121,749	119,008	2%
Commission and fee income	8,816	13,153	-33%
Investment income, net of expenses	7,736	7,582	2%
Gain on investments	519	1,091	-52%
Total revenues	141,654	143,505	-1%
Net earnings (1)	11,065	14,675	-25%
Net earnings per share - basic	$0.53	$0.71	-25%
Net earnings per share - diluted	$0.53	$0.70	-24%
Annualized return on average equity	11.4%	15.8%	-28%
Book value per share	$10.08	$9.24	9%
Cash flow from operations	$28,782	$29,749	-3%

(1) Net earnings is net income attributable to Hallmark Financial Services, Inc. as reported in our consolidated statements of operations.

During the three and six months ended June 30, 2009, our total revenues were $70.7 million and $141.7 million, representing a 2% and 1% decrease from the $72.0 million and $143.5 million in total revenues for the same periods of 2008.  This decrease in revenue was primarily attributable to lower commission and fee income in our Standard Commercial and Specialty Commercial Segments due to  profit sharing commission adjustments related to adverse loss development on prior accident years as well as a shift in our Specialty Commercial Segment from a third party agency structure to an insurance underwriting structure. This decrease in revenue was partially offset by increased earned premium due to increased retention of business in our Specialty Commercial Segment, the acquisition of our Heath XS Operating Unit in the third quarter of 2008 and increased production by our Personal Lines Segment, partially offset by reduced earned premium in our Standard Commercial Segment due to the deterioration of the general economic environment in our major markets.

We reported net earnings of $4.3 million and $11.1 million for the three and six months ended June 30, 2009, which were $3.1 million and $3.6 million lower than the $7.4 million and $14.7 million reported for the same periods in 2008.  On a diluted basis per share, net earnings were $0.20 and $0.53 per share for the three months and six months ended June 30, 2009, as compared to $0.35 and $0.70 per share for the same periods in 2008.   The decrease in net earnings for the three and six months ended June 30, 2009 was primarily attributable to decreased revenue as discussed above and higher loss and loss adjustment expense due mostly to unfavorable prior year loss development of $1.8 million recognized in both the three months and six months ending June 30, 2009 as compared to favorable development of $0.3 million and $1.8 million recognized during the three months and six months ending June 30, 2008.

Hallmark's net loss ratio was 61.2% and 61.6% for the three and six months ended June 30, 2009 as compared to 60.3% and 60.1% for the same periods of 2008.  Hallmark's net expense ratio was 30.5% and 30.6% for the three and six months ended June 30, 2009 as compared to 31.0% and 30.7% for the same periods of 2008.  Hallmark maintained profitable net combined ratios of 91.7% and 92.2% for the three and six months ended June 30, 2009 as compared to 91.3% and 90.8% for the same periods in the prior year.

Hallmark Financial Services, Inc. is an insurance holding company which, through its subsidiaries, engages in the sale of property/casualty insurance products to businesses and individuals. Hallmark’s business involves marketing, distributing, underwriting and servicing commercial insurance, personal insurance and general aviation insurance, as well as providing other insurance related services.  The Company is headquartered in Fort Worth, Texas and its common stock is listed on NASDAQ under the symbol "HALL."

Forward-looking statements in this Release are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that actual results may differ substantially from such forward-looking statements. Forward-looking statements involve risks and uncertainties including, but not limited to, continued acceptance of the Company’s products and services in the marketplace, competitive factors, interest rate trends, general economic conditions, the availability of financing, underwriting loss experience and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

For further information, please contact:
Mark J. Morrison, President and Chief Executive Officer at 817.348.1600
www.hallmarkgrp.com

Hallmark Financial Services, Inc. and Subsidiaries Consolidated Balance Sheets ($ in thousands)

	June 30	December 31
ASSETS	2009	2008
	(unaudited)
Investments:
Debt securities, available-for-sale, at fair value	$274,677	$268,513
Equity securities, available-for-sale, at fair value	38,718	25,003

Total investments	313,395	293,516

Cash and cash equivalents	83,150	59,134
Restricted cash and cash equivalents	9,848	8,033
Premiums receivable	52,598	44,032
Accounts receivable	3,752	4,531
Receivable for securities	71	1,031
Prepaid reinsurance premiums	6,467	1,349
Reinsurance recoverable	14,072	8,218
Deferred policy acquisition costs	23,432	19,524
Excess of cost over fair value of net assets acquired	41,080	41,080
Intangible assets, net	30,705	28,969
Current federal income tax recoverable	2,169	696
Deferred federal income taxes	3,254	6,696
Prepaid expenses	993	1,007
Other assets	18,498	20,582

Total assets	$603,484	$538,398

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes payable	$59,502	$60,919
Reserves for unpaid losses and loss adjustment expenses	180,366	156,363
Unearned premiums	126,595	102,192
Unearned revenue	605	2,037
Accrued agent profit sharing	1,318	2,151
Accrued ceding commission payable	8,600	8,605
Pension liability	4,388	4,309
Payable for securities	4,246	3,606
Accounts payable and other accrued expenses	6,749	18,067

Total liabilities	392,369	358,249

Commitments and Contingencies

Redeemable non-controlling interest	891	737

Stockholders' equity:
Common stock, $.18 par value (authorized 33,333,333 shares in 2009 and 2008;
issued 20,871,498 shares in 2009 and 20,841,782 shares in 2008)	3,757	3,751
Capital in excess of par value	120,736	119,928
Retained earnings	84,972	72,242
Accumulated other comprehensive income (loss)	836	(16,432)
Treasury stock, at cost (7,828 shares in 2009 and 2008)	(77)	(77)

Total stockholders' equity	210,224	179,412

	$603,484	$538,398

Hallmark Financial Services, Inc. and Subsidiaries Consolidated Statements of Operations (Unaudited) ($ in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30		June 30

	2009	2008	2009	2008

Gross premiums written	$75,053	$63,115	$146,532	$127,352
Ceded premiums written	(3,260)	(2,006)	(5,492)	(4,010)
Net premiums written	71,793	61,109	141,040	123,342
Change in unearned premiums	(9,474)	(1,345)	(19,291)	(4,334)
Net premiums earned	62,319	59,764	121,749	119,008

Investment income, net of expenses	3,467	3,957	7,736	7,582
Net realized gains	867	232	519	1,091
Finance charges	1,449	1,323	2,799	2,587
Commission and fees	2,627	6,669	8,816	13,153
Processing and service fees	11	36	26	78
Other income	4	3	9	6

Total revenues	70,744	71,984	141,654	143,505

Losses and loss adjustment expenses	38,131	36,029	74,973	71,533
Other operating expenses	23,878	23,608	47,628	47,073
Interest expense	1,150	1,186	2,309	2,371
Amortization of intangible assets	782	573	1,496	1,146

Total expenses	63,941	61,396	126,406	122,123

Income before tax	6,803	10,588	15,248	21,382
Income tax expense	2,519	3,178	4,181	6,707
Net income	4,284	7,410	11,067	14,675
Less: Net income attributable to
non-controlling interest	9	-	2	-

Net income attributable to Hallmark Financial Services, Inc.	$4,275	$7,410	$11,065	$14,675

Net income per share attributable to Hallmark Financial
Services, Inc. common stockholders:
Basic	$0.20	$0.36	$0.53	$0.71
Diluted	$0.20	$0.35	$0.53	$0.70

Hallmark Financial Services, Inc. Consolidated Segment Data

	Three Months Ended June 30, 2009
	Standard	Specialty
	Commercial	Commercial	Personal
	Segment	Segment	Segment	Corporate	Consolidated

Produced premium (1)	$20,425	$40,252	$16,918	$-	$77,595

Gross premiums written	20,425	37,710	16,918	-	75,053
Ceded premiums written	(1,084)	(2,176)	-	-	(3,260)
Net premiums written	19,341	35,534	16,918	-	71,793
Change in unearned premiums	(1,614)	(8,158)	298	-	(9,474)
Net premiums earned	17,727	27,376	17,216	-	62,319

Total revenues	18,194	32,430	18,701	1,419	70,744

Losses and loss adjustment expenses	11,119	15,848	11,164	-	38,131

Pre-tax income (loss), net of
non-controlling interest	1,247	5,010	2,894	(2,357)	6,794

Net loss ratio (2)	62.7%	57.9%	64.8%		61.2%
Net expense ratio (2)	32.1%	30.2%	20.7%		30.5%
Net combined ratio (2)	94.8%	88.1%	85.5%		91.7%

	Three Months Ended June 30, 2008
	Standard	Specialty
	Commercial	Commercial	Personal
	Segment	Segment	Segment	Corporate	Consolidated

Produced premium (1)	$21,624	$35,986	$14,153	$-	$71,763

Gross premiums written	21,624	27,338	14,153	-	63,115
Ceded premiums written	(1,207)	(799)	-	-	(2,006)
Net premiums written	20,417	26,539	14,153	-	61,109
Change in unearned premiums	36	(2,395)	1,014	-	(1,345)
Net premiums earned	20,453	24,144	15,167	-	59,764

Total revenues	22,332	32,134	16,498	1,020	71,984

Losses and loss adjustment expenses	11,669	13,976	10,384	-	36,029

Pre-tax income (loss)	4,159	6,411	1,913	(1,895)	10,588

Net loss ratio (2)	57.1%	57.9%	68.5%		60.3%
Net expense ratio (2)	31.2%	30.3%	21.8%		31.0%
Net combined ratio (2)	88.3%	88.2%	90.3%		91.3%

[1]
Produced premium is a non-GAAP measurement that management uses to track total controlled premium produced by our operations.  We believe this is a useful tool for users of our financial statements to measure our premium production whether retained by our insurance company subsidiaries or assumed by third party insurance carriers who pay us commission revenue.

[2]
The net loss ratio is calculated as incurred losses and LAE divided by net premiums earned, each determined in accordance with GAAP. During the second quarter of 2009 we changed the method in which the net expense ratio is calculated.  The net expense ratio is now calculated for our operating units that retain 100% of produced premium, as total operating expenses for the unit offset by agency fee income divided by net premiums earned, each determined in accordance with GAAP.  For the operating units that do not retain 100% of the produced premium, the net expense ratio is calculated as underwriting expenses of the insurance company subsidiaries for the unit offset by agency fee income, divided by net premiums earned, each determined in accordance with GAAP.  Net combined ratio is calculated as the sum of the net loss ratio and the net expense ratio.  All prior period ratios have been restated to conform to the new method, resulting in an increase to the consolidated net expense ratio of 1.9% for the three months ended June 30, 2008.

Hallmark Financial Services, Inc. Consolidated Segment Data

	Six Months Ended June 30, 2009
	Standard	Specialty
	Commercial	Commercial	Personal
	Segment	Segment	Segment	Corporate	Consolidated

Produced premium (1)	$39,572	$74,534	$37,544	$-	$151,650

Gross premiums written	39,572	69,416	37,544	-	146,532
Ceded premiums written	(2,187)	(3,305)	-	-	(5,492)
Net premiums written	37,385	66,111	37,544	-	141,040
Change in unearned premiums	(1,208)	(13,784)	(4,299)		(19,291)
Net premiums earned	36,177	52,327	33,245	-	121,749

Total revenues	38,214	65,255	36,236	1,949	141,654

Losses and loss adjustment expenses	22,465	30,781	21,727	-	74,973

Pre-tax income (loss), net of
non-controlling interest	3,823	10,692	5,513	(4,782)	15,246

Net loss ratio (2)	62.1%	58.8%	65.4%		61.6%
Net expense ratio (2)	32.2%	30.1%	20.9%		30.6%
Net combined ratio (2)	94.3%	88.9%	86.3%		92.2%

	Six Months Ended June 30, 2008
	Standard	Specialty
	Commercial	Commercial	Personal
	Segment	Segment	Segment	Corporate	Consolidated

Produced premium (1)	$43,373	$68,006	$31,880	$-	$143,259

Gross premiums written	43,373	52,099	31,880	-	127,352
Ceded premiums written	(2,394)	(1,616)	-	-	(4,010)
Net premiums written	40,979	50,483	31,880	-	123,342
Change in unearned premiums	440	(2,550)	(2,224)	-	(4,334)
Net premiums earned	41,419	47,933	29,656	-	119,008

Total revenues	44,338	64,372	32,224	2,571	143,505

Losses and loss adjustment expenses	22,979	28,979	19,575	-	71,533

Pre-tax income (loss)	8,217	11,855	4,503	(3,193)	21,382

Net loss ratio (2)	55.5%	60.5%	66.0%		60.1%
Net expense ratio (2)	31.1%	30.5%	21.6%		30.7%
Net combined ratio (2)	86.6%	91.0%	87.6%		90.8%

[1]
Produced premium is a non-GAAP measurement that management uses to track total controlled premium produced by our operations.  We believe this is a useful tool for users of our financial statements to measure our premium production whether retained by our insurance company subsidiaries or assumed by third party insurance carriers who pay us commission revenue.

[2]
The net loss ratio is calculated as incurred losses and LAE divided by net premiums earned, each determined in accordance with GAAP. During the second quarter of 2009 we changed the method in which the net expense ratio is calculated.  The net expense ratio is now calculated for our operating units that retain 100% of produced premium, as total operating expenses for the unit offset by agency fee income divided by net premiums earned, each determined in accordance with GAAP.  For the operating units that do not retain 100% of the produced premium, the net expense ratio is calculated as underwriting expenses of the insurance company subsidiaries for the unit offset by agency fee income, divided by net premiums earned, each determined in accordance with GAAP.  Net combined ratio is calculated as the sum of the net loss ratio and the net expense ratio.  All prior period ratios have been restated to conform to the new method, resulting in an increase to the consolidated net expense ratio of 1.7% for the six months ended June 30, 2008